EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In  connection  with  the  Quarterly  Report  on Form  10-Q of  Cytogen
Corporation (the "Company") for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Christopher P. Schnittker, Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that, based upon my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                    /s/ Christopher P. Schnittker
                                    --------------------------------------------
Dated:   May 10, 2005               Christopher P. Schnittker, Senior Vice
                                    President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)